SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

POLARIS ADVISOR VARIABLE ANNUITY

SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

The following provides notification of the availability of certain financial information of American International Group, Inc. (“American International Group”), the parent of the Company:

The consolidated financial statements and financial statement schedules (including management’s assessment of the effectiveness of internal control over financial reporting) of American International Group included in American International Group’s Annual Report on Form 10-K for the year ended December 31, 2011, File No. 001-08787, was filed on February 23, 2012. On February 27, 2012, a 10-K/A was filed for the purpose of providing audited financial statements of AIA Group Limited.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC’s website at http://www.sec.gov and American International Group’s website at http://www.aig.com.

The following provides notification of the availability of the Real Return Variable Portfolio:

Effective April 30, 2012, Class 3 shares of the Real Return Variable Portfolio became available for investment. The Real Return Variable Portfolio is part of the Seasons Series Trust. SunAmerica Asset Management Company manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds. The subadvisor for the Real Return Variable Portfolio is Wellington Management Company, LLP.

The following provides notification of the upcoming merger of SunAmerica Annuity and Life Assurance Company with and into American General Life Insurance Company:

On December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”) intends to merge with and into American General Life Insurance Company (“AGL”) an affiliated life insurance company, with AGL being the surviving insurance company. AGL is an affiliate of SunAmerica Annuity and is also an indirect, wholly owned subsidiary of American International Group, Inc. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. In addition, we will file new registration statements with the Securities and Exchange Commission changing the issuer of your contract to AGL.

On the effective date of merger, the Separate Account will be a separate account of AGL, and the commitments under the contracts originally issued by SunAmerica Annuity will be those of AGL. Your rights and obligations under your contract will not change after the merger is complete.

Dated: April 30, 2012

Please keep this Supplement with your Prospectus.